SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF

WELLS FARGO EQUITY GATEWAY FUNDS

Effective at the close of business on July 31, 2017, the following information is added to the section titled “ADDITIONAL PURCHASE AND REDEMPTION INFORMATION – Investors Eligible to Purchase Closed Funds” in the SAI.

All classes of the Small Company Growth Fund (the “Closed Fund”) are closed to new investors, except in connection with the closing of a reorganization or as outlined below. Additional investments will not be accepted in the Closed Fund unless the investment falls within one of the below referenced categories. If you believe you are eligible to purchase shares of the Closed Fund, Funds Management may require you to provide appropriate proof of eligibility. Funds Management reserves the right to reject any purchase order into the Closed Fund if it believes that acceptance of such order would interfere with its ability to effectively manage the Closed Fund.

Existing Shareholders. You may continue to purchase shares of the Closed Fund if:

You are an existing shareholder of the Closed Fund (either directly or through a financial intermediary), with an open and funded account, and you wish to:

add to your existing account through the purchase of additional shares of the Closed Fund, including the reinvestment of dividends and cash distributions from shares owned in the Closed Fund; or

open a new account that is registered in your name or has the same primary taxpayer identification or social security number (this includes accounts where you serve as custodian, such as UGMA/UTMA accounts). Please note: Selling agents who transact in the Closed Fund through an omnibus account are not permitted to purchase shares of the Closed Fund on behalf of clients that do not currently own shares of the Closed Fund.

You are the beneficiary of shares of the Closed Fund (i.e., through an IRA or transfer on death account) or are the recipient of shares of the Closed Fund through a transfer and wish to utilize the proceeds of such account to open up a new account in your name in the Closed Fund.

You sponsor a retirement plan, benefit plan or retirement plan platform (collectively, “Retirement Plans”) that currently offers the Closed Fund as an investment option. Each such Retirement Plan may add new participants, and the sponsor may also offer the Closed Fund as an investment option in other retirement or benefit plans offered by the same company, its subsidiaries and affiliates.

New Investors. Certain new investors who meet the conditions and/or criteria outlined below may qualify to purchase the Fund:

New Retirement Plans;

For centrally managed (home office) model portfolios, new accounts may be opened, and additional investment for current accounts may be made, in the Closed Fund if they are made through existing fee-based investment products and/or existing mutual fund wrap programs (e.g. through a broker, dealer, private bank and trust company or consultant) that currently use the Closed Fund; however, new model portfolios introduced in existing products and platforms must be preapproved by Funds Management;

Separately managed account clients of, or investors in a pooled vehicle advised by, the Closed Fund’s sub-adviser and whose assets are managed by the sub-adviser in a style similar to that of the Closed Fund (either presently or within the last 60 days of their request to open a new account) are allowed to open a new account;

Registered investment advisers who currently utilize the Closed Fund in their asset allocation programs will be able to open new accounts and/or continue to invest in the Closed Fund;

Private bank and trust platforms that currently offer shares of the Closed Fund are eligible to add new accounts if approved by Funds Management;

Non-centrally managed discretionary and non-discretionary portfolio programs that currently offer shares of the Closed Fund or share the same operational infrastructure as programs that currently offer shares of the Closed Fund if approved by Funds Management; and

Funds of Funds advised by Funds Management may purchase shares of the Closed Fund.

May 18, 2017